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                NUMBER                                     SHARES
                  X                                          XX

     INCORPORATED UNDER THE LAWS                  OF THE STATE OF DELAWARE


                               TRO LEARNING, INC.


THIS CERTIFIES THAT _________________[NAME]_________________ IS THE OWNER OF
____________________XXX________________________FULL PAID AND NON-ASSESSABLE
SHARES OF THE SERIES C CONVERTIBLE PREFERRED STOCK TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION, THIS 13TH DAY OF JANUARY A.D. 1999.


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                SECRETARY                                        PRESIDENT